REVOLVING CREDIT NOTE
                              ---------------------

$75,000,000.00

        FOR VALUE RECEIVED, the undersigned, INTEGRATED LIVING COMMUNITIES, INC., a Delaware corporation (the "Maker") hereby unconditionally promises to pay to the order of INTEGRATED HEALTH SERVICES, INC., a Delaware corporation
(the "Lender"), the sum of SEVENTY-FIVE MILLION ($75,000,000.00) DOLLARS, or such amount thereof as shall have been advanced to Maker from Lender at any time or from time to time after the date hereof as loans by Lender to Maker, and all accrued and unpaid interest thereon, shall be fully due and payable on the earlier of (i) June 30, 1998, or (ii) the effective date of the initial public offering of the Maker.

         This Note shall bear interest from its date until maturity on the principal amount outstanding from time to time hereunder (calculated on the basis of a 360-day year of twelve 30-day months) at a rate per annum equal to four-teen (14%) percent. Each installment when paid shall be applied first to the payment of all accrued interest and the balance shall be applied to principal.

         Notwithstanding any provision contained herein, the total liability of Maker for payment of interest pursuant hereto shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Maker and if any payments by Maker includes interest in excess of such a maximum amount, Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Maker.

         The Lender will record the date and amount of each loan made to Maker, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided however, that the Lender's failure to so record shall not limit the obligations of the Maker hereunder to pay the principal of and interest on the loans advanced to Maker.

         The Maker may prepay all or any part of the remaining principal balance of this Note at any time without penalty or premium.

         Maker waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the repayment of this Note. Upon the occurrence of a default under this Note, the Lender may proceed to protect and enforce its rights hereunder in any manner or order it deems expedient without regard to any equitable principles of marshalling or otherwise. All rights and remedies given by this Note are cumulative and not exclusive of any thereof or of any other rights or remedies available to the Lender and no course of dealing between Maker and the Lender or any delay or omission in exercising any right or remedy shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by Lender.

         This Note shall be governed, interpreted, and enforceable in accordance with the laws of the State of Delaware.

         This Note is made and delivered in substitution for that certain Revolving Credit Note, dated December 29, 1995 of Integrated Living Communities, Inc. in the principal amount of $50,000,000.00, which prior note is deemed fully paid and satisfied.





                       [SIGNATURES ON THE FOLLOWING PAGE]








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



         IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.


                                                  INTEGRATED LIVING COMMUNITIES,
                                                  INC.



                                                   By: /s/Edward J. Komp
                                                       -----------------------
                                                       Title:  CEO -ILC





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